Execution Version
AMENDMENT NO. 2 TO TERM LOAN AGREEMENT
THIS AMENDMENT NO. 2 TO TERM LOAN AGREEMENT, dated as of March 1, 2026 (this “Amendment”), is among THE AES CORPORATION, a Delaware corporation (the “Borrower”), the Lenders party hereto and JPMORGAN CHASE BANK, N.A., as the Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein have the respective meanings set forth in the Term Loan Agreement (as defined below).
WHEREAS, the Borrower, the Administrative Agent and the Lenders party thereto have entered into the Term Loan Agreement, dated as of June 13, 2025 (as previously amended, the “Existing Term Loan Agreement”; the Existing Term Loan Agreement, as amended by this Amendment is referred to herein as the “Term Loan Agreement”);
WHEREAS, in connection with (i) that certain Agreement and Plan of Merger, dated as of March 1, 2026, by and among the Borrower, Horizon Parent, L.P., a Delaware limited partnership (“Parent”) and Horizon Merger Sub Inc., a Delaware corporation (“Merger Sub”) (such Agreement and Plan of Merger as in effect on the date hereof and not having been amended in a manner that is materially adverse to the Lenders, the “Merger Agreement”) and (ii) the attendant merger of Merger Sub into the Borrower, with the Borrower surviving, in accordance with the terms and conditions set forth in the Merger Agreement (the “Merger”), the Borrower hereby requests that the Administrative Agent and the Majority Lenders (1) consent to the consummation of the Merger and any change in ownership in connection therewith notwithstanding Section 6.01(c) of the Existing Term Loan Agreement (as it relates to a breach of Section 5.02(c) of the Existing Term Loan Agreement) or Section 6.01(i) of the Existing Term Loan Agreement (the “Consent”) and (2) amend certain provisions of the Existing Term Loan Agreement as hereinafter set forth;
WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to the Consent and to amend the Existing Term Loan Agreement as specified herein in accordance with the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1 CONSENTS. Subject to satisfaction of the conditions precedent set forth in Section 4 and notwithstanding anything to the contrary in Sections 5.02(c) or Section 6.1(i) of the Existing Term Loan Agreement, the Majority Lenders hereby consent to the consummation of the Merger, including any resulting change in ownership in connection therewith; provided, however, that the consent set forth in this Section 1 shall cease to be effective in the event that the Merger Agreement shall have been terminated.
SECTION 2 AMENDMENT. Subject to (i) the satisfaction of the conditions precedent set forth in Section 4 and (ii) the substantially concurrent consummation of the Merger, the

Existing Term Loan Agreement is amended in its entirety to read as set forth on Exhibit A hereto.
SECTION 3 REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lenders on the date hereof that, immediately before and upon the effectiveness of this Amendment:
3.1    Representations and Warranties. The representations and warranties of the Borrower set forth in the Term Loan Agreement and the other Loan Documents are and will be true and correct with the same effect as though made on and as of the date hereof except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date.
3.2    Default. No event has occurred and is continuing that constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.
3.3    Authorization; Validity. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Term Loan Agreement are within the Borrower’s organizational powers, have been duly authorized by all necessary organizational action and do not contravene (i) the Borrower’s organizational documents, (ii) law applicable to the Borrower or its properties, or (iii) any contractual or legal restriction binding on or affecting the Borrower or its properties, in the case of clauses (ii) and (iii) above, except where such failure would result in a Material Adverse Effect. This Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject, however, to any applicable bankruptcy, reorganization, rearrangement, moratorium or similar laws affecting generally the enforcement of creditors’ rights and remedies and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).
3.4    Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by the Borrower of this Amendment or for the performance by the Borrower of this Amendment and the Term Loan Agreement, except for (i) information filings to be made in the ordinary course of business, which filings are not a condition to the Borrower’s performance under the Loan Documents and (ii) such as have been obtained or made and are in full force and effect.
SECTION 4 EFFECTIVENESS. This Amendment shall become effective on and as of the date first written above when the following conditions shall have been satisfied:
4.1    The Administrative Agent shall have received counterparts hereof signed by the Borrower, the Majority Lenders and the Administrative Agent.

4.2     The representations and warranties set forth in this Amendment shall be true and correct on and as of the date hereof.
The Majority Lenders hereby direct the Administrative Agent (and the Administrative Agent hereby agrees) to confirm, or to direct its counsel to confirm, in writing (email being sufficient) the effectiveness of this Amendment to the Borrower and its counsel; provided, that the failure of the Administrative Agent or its counsel to provide such confirmation shall not impact the effectiveness of this Amendment (which shall occur upon satisfaction of the conditions expressly set forth above in this Section 4).
SECTION 5 MISCELLANEOUS.
5.1    Ratifications. Unless and until the proviso in Section 1 shall apply, the terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Existing Term Loan Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Existing Term Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.
5.2    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart.
5.3    Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.
5.4    Incorporation of Term Loan Agreement Provisions. The provisions of Section 8.09 (Consent to Jurisdiction; Waiver of Jury Trial) and Section 8.12 (Severability) of the Term Loan Agreement are incorporated by reference as if fully set forth herein, mutatis mutandis.

5.5    References. Unless and until the proviso in Section 1 shall apply, all references in any of the Loan Documents to the “Agreement” or the “Term Loan Agreement” shall mean the Existing Term Loan Agreement, as amended by this Amendment.
5.6    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
5.7    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, the Lenders, the Borrower and their respective successors and assigns as provided in the Term Loan Agreement.
5.8    Loan Document. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Amendment shall for all purposes constitute a Loan Document.
[Signature Pages Follow]

Execution Version
IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.
THE AES CORPORATION, as the Borrower
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Administrative Agent and as Bank
By:
Name:
Title: